UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire		03801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2009 Stock Incentive Plan

On November 15, 2018, Bottomline Technologies (de), Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2009 Stock Incentive Plan (the “2009 Plan”) to increase the number of shares of common stock authorized for issuance under the 2009 Plan from 12,750,000 to 14,950,000, which had previously been adopted by the Company’s Board of Directors (the “Board”) subject to stockholder approval.

A description of the material terms and conditions of the 2009 Plan, as amended, is set forth under the heading “PROPOSAL 3—APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN” in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on October 15, 2018, which description is attached hereto as Exhibit 99.1 and incorporated herein by reference. The description of the 2009 Plan, as amended, incorporated herein by reference is qualified in its entirety by reference to the complete text of the 2009 Plan, as amended, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

2018 Israeli Special Stock Incentive Plan

On November 15, 2018, at the 2018 Annual Meeting of Stockholders of the Company, stockholders approved the Company’s 2018 Israeli Special Stock Incentive Plan (the “Israeli Plan”). Up to 200,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the Israeli Plan.

A description of the material terms and conditions of the Israeli Plan is set forth under the heading “PROPOSAL 4—APPROVAL OF THE 2018 ISRAELI SPECIAL PURPOSE STOCK INCENTIVE PLAN” in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on October 15, 2018, which description is attached hereto as Exhibit 99.3 and incorporated herein by reference. The description is only a summary and does not contain all of the terms and conditions of the Israeli Plan, and is qualified in its entirety by reference to the full text of the Israeli Plan, which is filed with this report as Exhibit 99.4.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, each of the five proposals put forth by the Company was approved by stockholders. The specific proposals, and the respective voting results, are noted below.

On the specific proposals:

1.    Stockholders voted to re-elect Peter Gibson and Joseph L. Mullen as Class II Directors, each to serve until the 2021 Annual Meeting of Stockholders.

2.    Stockholders approved the Company’s executive compensation in a non-binding advisory vote commonly referred to as “say-on-pay”.

3.    Stockholders voted to approve an amendment to the 2009 Plan to increase the number of shares of common stock authorized for issuance under the Plan from 12,750,000 to 14,950,000 shares.

4.    Stockholders voted to approve the Israeli Plan and authorized issuance of 200,000 shares of our common stock thereunder.

5.    Stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2019.

The respective voting results for each of the proposals approved by stockholders were as follows:

Proposal 1

Stockholders voted to re-elect the Company’s two nominees as Class II Directors for a term of three years.

	For	Withheld	Broker non-votes
Re-elected Peter Gibson	35,414,738	500,074	2,708,608
Re-elected Joseph L. Mullen	35,315,459	599,353	2,708,608

Proposal 2

Stockholders approved the Company’s executive compensation in a non-binding advisory vote commonly referred to as “say-on-pay”.

For	Against	Abstain	Broker non-votes
34,243,315	1,643,952	27,545	2,708,608

Proposal 3

Stockholders voted to approve an amendment to the 2009 Plan to increase the number of shares of common stock authorized for issuance under the 2009 Plan from 12,750,000 to 14,950,000 shares.

For	Against	Abstain	Broker non-votes
33,187,273	2,718,335	9,204	2,708,608

Proposal 4

Stockholders voted to approve the Israeli Plan and the authorization for issuance under the Israeli Plan for up to 200,000 shares of common stock thereunder.

For	Against	Abstain	Broker non-votes
33,670,494	2,216,557	27,761	2,708,608

Proposal 5

Stockholders ratified the selection of Ernst & Young LLP as the Company’s registered public accounting firm for the fiscal year ending June 30, 2019.

For	Against	Abstain
37,761,192	857,821	4,407

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Text of “PROPOSAL 3—APPROVAL OF AMENDMENT TO 2009 STOCK INCENTIVE PLAN” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 15, 2018

99.2	2009 Stock Incentive Plan, as amended

99.3	Text of “PROPOSAL 4—APPROVAL OF THE 2018 ISRAELI SPECIAL PURPOSE STOCK INCENTIVE PLAN” from the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 15, 2018

99.4	2018 Israeli Special Purpose Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.

November 19, 2018	By:	/s/ Eric K. Morgan
Eric K. Morgan
Executive Vice President, Global Controller